Riverbridge Eco Leaders Fund
Investor Class (Ticker Symbol: ECOLX)
Institutional Class (Ticker Symbol: RIVEX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated November 29, 2017, to the
Prospectus and Statement of Additional Information dated April 1, 2017.

Effective December 1, 2017 (the “Effective Date”), Riverbridge Partners, LLC (the “Advisor”), the investment advisor to the Riverbridge Eco Leaders Fund (the ”Fund”), has voluntarily agreed to limit the Fund’s total annual expenses as described below. Accordingly, as of the Effective Date, the following text supplements the “Fund Expenses” sections in the Fund’s Prospectus and Statement of Additional Information:

The Advisor has voluntarily agreed to waive its fees and pay for operating expenses of the Riverbridge Eco Leaders Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% and 0.95% of the average daily net assets of the Investor Class shares and Institutional Class shares, respectively, of the Riverbridge Eco Leaders Fund from December 1, 2017 through December 1, 2018. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period pursuant to this voluntary agreement.

Please retain this Supplement with your records.